                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 FIRST AMENDMENT
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: June 22, 2005 Amending Registrant's Form 8-K dated May 6, 2005
                --------------------------------------------------------------


                          DALECO RESOURCES CORPORATION
               -------------------------------------------------
               (Exact name of registrant as specified in Charter)


            Nevada                              0-12214                                23-2860734
----------------------------              --------------------             ---------------------------------
(State or other jurisdiction              (Commission File No)             (IRS Employee Identification No.)
      of Incorporation)

            120 North Church Street, West Chester, Pennsylvania 19380
            ---------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 610-429-0181
                                                            ------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 The Registrant amends Registrant's Form 8-K dated May 6, 2005, regarding the Registrant's re-alignment of its Board of Directors, to correct a typographical error in the reporting of Registrant's IRS employee identification number. The proper number should be 23-2860734.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Daleco Resources Corporation
                                                   ----------------------------
                                                           (Registrant)


Date June 23, 2005
                                                       /s/ Gary J. Novinskie
                                                   ----------------------------
                                                   Gary J. Novinskie, President








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